Income Tax - Schedule of Company's Net Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets
Net operating loss carryforward	$ 0	$ 23,280
Startup/Organization expenses	378,248	141,484
Total deferred tax assets	378,248	164,764
Valuation allowance	(378,248)	(164,764)
Deferred tax assets, net of allowance	$ 0	$ 0